Exhibit 21.1

Amphenol Corporation

Listing of Subsidiaries as of December 31, 2023

State or other Jurisdiction
Name of Subsidiary	of Incorporation

3395 Walden Avenue Acquisition Corp.	New York, U.S.A.
Accumetrics, Inc.	New York, U.S.A.
Add-On Computer Peripherals LLC	California, U.S.A.
Airmar EMEA EURL	France
Airmar Technology Corporation	New Hampshire, U.S.A.
Aither Groupe	France
All Sensors Corporation	California, U.S.A.
All Sensors GmbH	Germany
Alturna Connect N.V.	Netherlands
Alturna Direct N.V.	Netherlands
Alturna Financial Services N.V.	Netherlands
Alturna Networks N.V.	Netherlands
American Conec Corporation	North Carolina, U.S.A.
Amphenol Adronics, Inc.	Delaware, U.S.A.
Amphenol Advanced Sensors Germany GmbH	Germany
Amphenol Advanced Sensors Puerto Rico, LLC	Puerto Rico
Amphenol-Air LB GmbH	Germany
Amphenol Air LB North America, Inc.	Canada
Amphenol-Air LB SAS	France
Amphenol Airwave (Haiyan) Communication Electronics Co., Ltd.	China
Amphenol Alden Products Company	Delaware, U.S.A.
Amphenol Alden Products Mexico, S.A. de C.V.	Mexico
Amphenol Antenna Solutions, Inc.	Illinois, U.S.A.
Amphenol Aorora Technology (Huizhou) Co., Ltd.	China
Amphenol AssembleTech (Xiamen) Co., Ltd.	China
Amphenol Australia Pty Ltd	Australia
Amphenol Automotive Connection Systems (Changzhou) Co., Ltd.	China
Amphenol Automotive Technology d.o.o. Trstenik	Serbia
Amphenol Bar-Tec, LTD	Israel
Amphenol Benelux B.V.	Netherlands
Amphenol-Borg Limited	United Kingdom
Amphenol-Borg Pension Trustees Limited	United Kingdom
Amphenol Borisch Technologies, Inc.	Delaware, U.S.A.
Amphenol Cabelcon ApS	Denmark
Amphenol Cables On Demand Corp.	Delaware, U.S.A.
Amphenol Canada Acquisition Corporation	Canada
Amphenol Canada Corp.	Canada
Amphenol (Changzhou) Advanced Connector Co., Ltd.	China
Amphenol (Changzhou) Connector Systems Co., Ltd.	China
Amphenol (Changzhou) Electronics Co., Ltd.	China
Amphenol CNT (Xian) Technology Co., Ltd.	China
Amphenol Comercial S.A. de C.V.	Mexico
Amphenol Commercial and Industrial UK, Limited	United Kingdom
Amphenol Commercial Interconnect Korea Co., Ltd.	South Korea
Amphenol Commercial Products (Chengdu) Co., Ltd.	China
Amphenol Communication Electronics Vietnam Company Limited	Vietnam
Amphenol Connexus AB	Sweden
Amphenol ConneXus Ou	Estonia
Amphenol Custom Cable, Inc.	Florida, U.S.A.
Amphenol-Daeshin Electronics and Precision Co. Ltd.	South Korea
Amphenol DC Electronics, Inc.	California, U.S.A.
Amphenol DC Electronics Malaysia Sdn. Bhd.	Malaysia
Amphenol Development Center Tunisia	Tunisia
Amphenol East Asia Electronic Technology (Shenzhen) Co., Ltd.	China

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Amphenol East Asia Limited	Hong Kong
Amphenol EEC, Inc.	Illinois, U.S.A.
Amphenol FCI Asia Pte. Ltd.	Singapore
Amphenol FCI Besancon SA	France
Amphenol FCI Connectors Singapore Pte. Ltd.	Singapore
Amphenol Fiber Optic Technology (Shenzhen) Co., Ltd.	China
Amphenol Finland Oy	Finland
Amphenol France Acquisition SAS	France
Amphenol France SAS	France
Amphenol Germany GmbH	Germany
Amphenol Gesellschaft m.b.H.	Austria
Amphenol Goldstar Electronic Systems (Baicheng) Co., Ltd.	China
Amphenol Goldstar Electronic Systems (Yulin) Co., Ltd.	China
Amphenol High Speed Technology India Private Limited	India
Amphenol High Speed Technology (Nantong) Co., Ltd.	China
Amphenol Holding UK, Limited	United Kingdom
Amphenol Indemnity Inc.	Connecticut, U.S.A.
Amphenol Industrial Products India Private Limited	India
Amphenol Industrial Technology LLC	Korea
Amphenol Intercon Systems, Inc.	Delaware, U.S.A.
Amphenol Interconnect India Private Limited	India
Amphenol Interconnect Products Corporation	Delaware, U.S.A.
Amphenol Interconnect South Africa (Proprietary) Limited	South Africa
Amphenol International Ltd.	Delaware, U.S.A.
Amphenol Invotec Limited	United Kingdom
Amphenol Italia S.r.l.	Italy
Amphenol Japan Ltd.	Japan
Amphenol JET (Haiyan) Interconnect Technology Co., Ltd.	China
Amphenol-Kai Jack (Shenzhen) Inc.	China
Amphenol Kopek Electronics Hardware (Shenzhen) Co., Ltd.	China
Amphenol Kopek Holdings Company Limited	Hong Kong
Amphenol Kopek Trading Company Limited	Hong Kong
Amphenol Limited	United Kingdom
Amphenol LTW Technology Co., Ltd.	Taiwan
Amphenol (Maryland), Inc.	Maryland, U.S.A.
Amphenol MCP Korea Limited	South Korea
Amphenol Middle East Enterprises FZE	U.A.E.
Amphenol Mobile Connector Solutions (Changzhou) Co., Ltd.	China
Amphenol Nelson Dunn Technologies, Inc.	California, U.S.A.
Amphenol Netherlands Holdings 1 B.V.	Netherlands
Amphenol Netherlands Holdings 2 B.V.	Netherlands
Amphenol Network Solutions, Inc.	Washington, U.S.A.
Amphenol (Ningde) Electronics Co., Ltd	China
Amphenol Omniconnect India Private Limited	India
Amphenol Optimize Manufacturing Co.	Arizona, U.S.A.
Amphenol Optimize Mexico S.A. de C.V.	Mexico
Amphenol PCD, Inc.	Delaware, U.S.A.
Amphenol PCD (Shenzhen) Co., Ltd.	China
Amphenol Phitek Limited	New Zealand
Amphenol Phoenix (Anji) Telecom Parts Co., Ltd.	China
Amphenol Phoenix (Thailand) Co., Ltd.	Thailand
Amphenol Precision Optics GmbH	Germany
Amphenol Printed Circuits, Inc.	Delaware, U.S.A.
Amphenol Procom Inc.	Delaware, U.S.A.
Amphenol Provens SAS	France
Amphenol (Qujing) Technology Co., Ltd.	China
Amphenol RF Asia Limited	Hong Kong
Amphenol Sensing Korea Company Limited	South Korea

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Amphenol Sincere Industrial Product Gyarto Kft.	Hungary
Amphenol Singapore Pte. Ltd.	Singapore
Amphenol Socapex SAS	France
Amphenol Sunpool (Haiyan) Automotive Electronics, Co., Ltd.	China
Amphenol Sunpool (Liaoning) Automotive Electronics Co., Ltd.	China
Amphenol Systems GmbH	Germany
Amphenol T&M Antennas, Inc.	Delaware, U.S.A.
Amphenol Taiwan Corporation	Taiwan
Amphenol TCS de Mexico S.A. de C.V.	Mexico
Amphenol TCS Ireland Limited	Ireland
Amphenol TCS (Malaysia) Sdn. Bhd.	Malaysia
Amphenol Technical Products International Co.	Canada
Amphenol Technologies Holding GmbH	Germany
Amphenol Technology Macedonia Dooel Kocani	Macedonia
Amphenol Technology (Shenzhen) Co., Ltd.	China
Amphenol Technology Vietnam Co., Ltd.	Vietnam
Amphenol Technology (Zhuhai) Co., Ltd.	China
Amphenol Tecvox LLC	Delaware, U.S.A.
Amphenol Tel-Ad Ltd.	Israel
Amphenol-TFC (Changzhou) Communication Equipment Co., Ltd.	China
Amphenol TFC do Brasil Ltda.	Brazil
Amphenol TFC Fios e Cabos do Brasil Ltda.	Brazil
Amphenol TFC MDE Participacoes Ltda.	Brazil
Amphenol Thermometrics, Inc.	Pennsylvania, U.S.A.
Amphenol Thermometrics (UK) Limited	United Kingdom
Amphenol (Tianjin) Electronics Co., Ltd.	China
Amphenol Times Microwave Electronics (Shanghai) Limited	China
Amphenol Trackwise Designs Limited	United Kingdom
Amphenol Treasury Co., Inc.	Delaware, U.S.A.
Amphenol-Tuchel Electronics GmbH	Germany
Amphenol Tuchel Industrial GmbH	Germany
Amphenol Tunisia LLC	Tunisia
Amphenol Turkey Baglanti Cozumleri Limited Sirketi	Turkey
Amphenol Turkey Teknoloji Limited Sirketi	Turkey
Amphenol USHoldco Inc.	Delaware, U.S.A.
Amphenol (Xiamen) High Speed Cable Co., Ltd.	China
Amphenol (Yibin) Sensors & Connection Systems Co., Ltd.	China
Anytek Electronic Technology (Shenzhen) Co., Ltd	China
Anytek International Co. Ltd.	Mauritius
Anytek International (Shanghai) Co., Ltd.	China
Anytek Technology Corporation Ltd.	Taiwan
Ardent Concepts, Inc.	New Hampshire, U.S.A.
ARIA (Shenzhen) Technologies Co., Ltd.	China
Aria Technologies, Inc.	California, U.S.A.
Asia Connector Services, Ltd.	Delaware, U.S.A.
Auxel FTG India Pvt Ltd.	India
Auxel S.A.S.	France
Berg (UK) Limited	United Kingdom
Bernd Richter GmbH	Germany
Bipho SRL	Belgium
C&S Antennas, Inc.	Delaware, U.S.A.
Cablage International SARL	Tunisia
Cablescan B.V.	Netherlands
Cablescan Limited	United Kingdom
Casco Automotive Singapore Pte. Ltd.	Singapore
Casco Automotive (Suzhou) Co., Ltd.	China
Casco Automotive Tunisia S.a.r.l.	Tunisia
Casco do Brasil Ltda.	Brazil

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Casco Holdings GmbH	Germany
Casco Imos Italia S.r.l.	Italy
Casco Logistics GmbH	Germany
Casco Products Corporation	Delaware, U.S.A.
Casco Schoeller GmbH	Germany
Cemm-Mex, S.A. de C.V.	Mexico
Cemm Thome Corp.	Delaware, U.S.A.
Cemm Thome SK, spol s.r.o.	Slovakia
Changzhou Amphenol Fuyang Communication Equipment Co., Ltd.	China
Charles Industries, LLC	Illinois, U.S.A.
CMR Control Systems India Private Ltd	India
CMR (Far East) PTE LTD	Singapore
CMR Group	France
CMR Hong Kong Holding Limited	Hong Kong
CMR Philippines, Inc.	Philippines
C.M.R. U.S.A., Inc.	Delaware, U.S.A.
C.M.R. USA, LLC	Delaware, U.S.A.
Conec Corporation	Canada
Conec Elektronische Bauelemente GmbH	Germany
Conec Polska Sp. z.o.o.	Poland
Conec (Shanghai) International Trading Co., Ltd.	China
Conec s.r.o.	Czech Republic
Connor Manufacturing Service (Asia) Pte Ltd	Singapore
Connor Manufacturing Services, Inc.	California, U.S.A.
Connor Manufacturing Services (JB) Sdn. Bhd.	Malaysia
Connor Manufacturing Services (Kushan) Co., Ltd.	China
Connor Manufacturing (Su Zhou) Co., Ltd.	China
Connor Metal Stamping de Mexico S. DE R.L. DE C.V.	Mexico
Contactserve (Proprietary) Limited	South Africa
Control Mesure Regulation Tunisia C.M.R.T.	Tunisia
Control Mesure Regulation (UK) Limited	United Kingdom
Costronic S.A.	Switzerland
CTI Industries Inc.	Canada
Dalimar Instruments ULC	Canada
DI U.S. Holdings, Inc.	New York, U.S.A.
East Asia Connector Services, Ltd.	China
EBY Electro Inc.	New York, U.S.A.
Edwin Deutgen Kunststofftechnik GmbH	Germany
Ehrlich Werkzeug- und Geratebau GmbH	Germany
El-Cab Sp. z.o.o.	Poland
EWC Acquisition, LLC	Delaware, U.S.A.
Exa Thermometrics India Private Limited	India
FCI Connectors Canada, Inc.	Canada
FCI Connectors Dongguan Ltd.	China
FCI Connectors Hong Kong Limited	Hong Kong
FCI Connectors Korea Ltd.	South Korea
FCI Connectors Malaysia Sdn. Bhd.	Malaysia
FCI Connectors (Shanghai) Ltd.	China
FCI Connectors Sweden Aktiebolag	Sweden
FCI Connectors UK Limited	United Kingdom
FCI Deutschland GmbH	Germany
FCI Electronics Hungary Kft.	Hungary
FCI GBS India Private Limited	India
FCI Japan K.K.	Japan
FCI Nantong Ltd.	China
FCI OEN Connectors Limited	India
FCI PRC Limited	Hong Kong
FCI’s-Hertogenbosch B.V.	Netherlands

State or other Jurisdiction
Name of Subsidiary	of Incorporation

FCI Taiwan Limited	Taiwan
FCI USA LLC	New York, U.S.A.
FEP Fahrzeugelektrik Pirna GmbH & Co. KG	Germany
FEP Fahrzeugelektrik Pirna Verwaltungs GmbH	Germany
Fiber Systems International, Inc.	Texas, U.S.A.
Filec Production SAS	France
Filec SAS	France
Flexus Electronics Inc.	Canada
Flexus USA Inc.	New York, U.S.A.
Friedrich Gohringer Elektrotechnik GmbH	Germany
Gemeco Marine Accessories, LLC	New Hampshire, U.S.A.
Genasco S.A. de C.V.	Mexico
General Assembly Corporation	Texas, U.S.A.
GIC & GJM Automotive Harnesses S.R.L.	Romania
GJM Components MX, S. de R.L. de C.V.	Mexico
GJM Components N.A., Inc.	Texas, U.S.A.
GJM Components S.R.L.	Romania
GJM S.A.	Spain
Glaxid Holding	France
GreenElec Integrated Power Solutions Ltd.	Nigeria
Guangzhou Amphenol Electronics Co., Ltd.	China
Guangzhou Amphenol Sincere Flex Circuits Co., Ltd.	China
Guangzhou FEP Automotive Electric Co., Ltd.	China
Halo Technology Bidco BV	Netherlands
Halo Technology Bidco Inc.	Delaware, U.S.A.
Halo Technology Bidco Limited	Guernsey
Halo Technology Bidco SRL	Belgium
Halo Technology Limited	Guernsey
Halo Technology Midco Limited	Guernsey
Hangzhou Amphenol JET Interconnect Technology Co., Ltd.	China
Hangzhou Amphenol Phoenix Hong Kong Company Limited	Hong Kong
Hangzhou Amphenol Phoenix Telecom Parts Co., Ltd.	China
Holland Electronics, LLC	California, U.S.A.
Hurricane Rd, LLC	Indiana, U.S.A.
ICA de Mexico, Inc.	Delaware, U.S.A.
ICA Mid-Atlantic, Inc.	Delaware, U.S.A.
ICA Midwest, Inc.	Delaware, U.S.A.
ICA Northeast, Inc.	Delaware, U.S.A.
ICA Northeast, Inc.	New Hampshire, U.S.A.
ICA South, Inc.	Georgia, U.S.A.
Integrated Cable Assembly Holdings, Inc.	Delaware, U.S.A.
Integrated Cable Assembly Holdings, S.A. de C.V.	Mexico
Intelligente Sensorsysteme Dresden GmbH	Germany
Ionix Systems Limited	United Kingdom
Ionix Systems Ou	Estonia
Jaybeam Limited	United Kingdom
Jaybeam Wireless SAS	France
KE Elektronik GmbH	Germany
KE Ostrov-Elektrik, s.r.o.	Czech Republic
KE Presov Elektrik, s.r.o.	Slovakia
KonneKtech, Ltd.	Delaware, U.S.A.
Kunshan Amphenol Zhengri Electronics Co., Ltd.	China
LDL Technology North America, LLC	Michigan, U.S.A.
Lectric SARL	Tunisia
LID Technologies	France
LinxIT LLC	California, U.S.A.
LTW Technology (Samoa) Co., Ltd.	Samoa
LTW Top Tech (Samoa) Co., Ltd.	Samoa

State or other Jurisdiction
Name of Subsidiary	of Incorporation

LWL-Sachsenkabel GmbH Spezialkabel und Vernetzungstechnik	Germany
Marport Americas, Inc.	Washington, U.S.A.
Marport Ehf	Iceland
Marport France SAS	France
Marport Norge AS	Norway
Marport South Africa (Pty) Ltd.	South Africa
Marport Spain SL	Spain
Marport UK Ltd.	United Kingdom
Martec Limited	United Kingdom
MMD RE Acquisition Corp.	New York, U.S.A.
Mocorp Holding A/S	Denmark
Modern Microstructures, Inc.	New York, U.S.A.
MSI Transducers Corp.	Massachusetts, U.S.A.
Nantong Docharm Amphenol Automotive Electronics Co., Ltd.	China
New Product Integration Solutions, Inc.	California, U.S.A.
NPI Cable Manufacturing (Suzhou) Co. Ltd.	China
NPI Solutions (Singapore) (Pte.) Ltd.	Singapore
Onanon Inc.	California, U.S.A.
PCB Group Sales Company, Inc.	Delaware, U.S.A.
PCB Piezotronics BV	Belgium
PCB Piezotronics GmbH	Germany
PCB Piezotronics, Inc.	New York, U.S.A.
PCB Piezotronics Limited	United Kingdom
PCB Piezotronics of North Carolina, Inc.	Delaware, U.S.A.
PCB Piezotronics S.A.	France
PCB Piezotronics Sensor Technology (Beijing) Co., Ltd.	China
PCB Piezotronics Srl	Italy
PCTEL, Inc.	Delaware, U.S.A.
PCTEL Europe AB	Sweden
PCTEL (Tianjian) Wireless Telecommunications Products Co., Ltd.	China
PerLoga Personal und Logistik GmbH	Germany
Piezotech, LLC	Indiana, U.S.A.
Piher Sensors & Controls S.A.	Spain
Plasmotech Pte. Ltd.	Singapore
Positronic Asia Pte. Ltd.	Singapore
Positronic Industries, Inc.	Missouri, U.S.A.
Positronic Industries, SAS	France
Positronic Interconnects Private Limited	India
Precision Wireless LLC	China
Procaly	France
Procom A/S	Denmark
Procom Deutschland GmbH	Germany
Procom France SARL	France
ProLabs (UK) Limited	United Kingdom
ProLabs Holdings Limited	United Kingdom
PT Casco SEA	Indonesia
PT Plasmotech Batam	Indonesia
Pyle-National Limited	United Kingdom
Q Microwave, Inc.	California, U.S.A.
RFS Technologies, Inc.	Delaware, U.S.A.
S.C.I. Palin	France
SGX Europe Sp. z.o.o.	Poland
SGX Sensortech China Holdco Limited	United Kingdom
SGX Sensortech China Limited	China
SGX Sensortech GmbH	Germany
SGX Sensortech SA	Switzerland
Shanghai Amphenol Airwave Communication Electronics Co., Ltd.	China
Shanghai Amphenol Airwave Communication Electronics (Hong Kong) Limited	Hong Kong

State or other Jurisdiction
Name of Subsidiary	of Incorporation

Shanghai Tecvox Trading Co., Ltd.	China
Shenyang Amphenol Sunpool Automotive Electronics Co., Ltd.	China
Sine Systems Corporation	Delaware, U.S.A.
Skylane Optics do Brasil Servicos de Pesquisa Ltda.	Brazil
Skylane Optics Inc.	Delaware, U.S.A.
Skylane Optics SA	Belgium
Societe d’Etudes et de Fabrications Electroniques et Electriques	France
Solid Optics EU N.V.	Netherlands
Solid Optics LLC	Delaware, U.S.A.
Sous-traitance international du Sahel	Tunisia
Spectra Strip Limited	United Kingdom
SSI Technologies GmbH	Germany
SSI Technologies LLC	Wisconsin, U.S.A.
SSI Technologies s.r.o.	Czech Republic
Stemfi S.A.S.	France
Suzhou CMR Electronic Devices Co. Ltd.	China
SV Microwave, Inc.	Florida, U.S.A.
TCS Japan K.K.	Japan
Tecvox Europe S.r.l.	Italy
Telect de Mexico S. de R.L. de C.V.	Mexico
Temposonics GmbH & Co. KG	Germany
Temposonics, LLC	Delaware, U.S.A.
Temposonics Verwaltungs GmbH	Germany
TFC South America S.A.	Argentina
The Modal Shop, Inc.	Ohio, U.S.A.
Thermometrics Mexico, S.A. de C.V.	Mexico
Tianjin Amphenol KAE Co., Ltd.	China
Times Fiber Canada Limited	Canada
Times Fiber Communications, Inc.	Delaware, U.S.A.
Times Microwave Systems, Inc.	Delaware, U.S.A.
Times Wire and Cable Company	Delaware, U.S.A.
TPC Wire & Cable Corp.	Delaware, U.S.A.
TPC Wire & Cable Canada Corp.	Canada
TPCW Acquisition Holdings, Inc.	Delaware, U.S.A.
TPCW Intermediate Holdings, Inc.	Delaware, U.S.A.
TPCW Mexico, S. de R.L. de C.V.	Mexico
U-Jin Cable Industry Co., Ltd.	South Korea
Unlimited Services of Wisconsin, LLC	Delaware, U.S.A.
Xgiga Communication Technology Co., Ltd.	China
XMA Corporation	New Hampshire, U.S.A.
Zhongshan Feisaide Electromechanical Co., Ltd.	China
Zhuhai Positronic Electronic Ltd.	China